SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549




                                   FORM 8-K

                                CURRENT REPORT






                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               January 21, 1995






                      OWENS-CORNING FIBERGLAS CORPORATION
                            A Delaware Corporation




Commission File No. 1-3660                         IRS Employer Identification
                                                   No. 34-4323452




                     Fiberglas Tower, Toledo, Ohio  43659
                         Telephone No. (419) 248-8000

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ITEM 5.  OTHER EVENTS

The purpose of this report is to file with the Securities and Exchange Commission, and to make publicly available, the consolidated financial statements of Owens-Corning Fiberglas Corporation for the year ended December 31, 1994, together with the report thereon, dated January 21, 1995, of Arthur Andersen LLP.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      See Exhibit Index below, which is incorporated here by reference.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OWENS-CORNING FIBERGLAS CORPORATION
                                                 Registrant



Date  February 3, 1995            By /s/ Domenico Cecere
     -------------------          ------------------------------------
                                  Domenico Cecere
                                  Vice President and Controller
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                             EXHIBIT INDEX

Exhibit
Number                       Document Description
- -------                      --------------------

(23)              Consent of Arthur Andersen LLP

(27)              Financial Data Schedule

(99)              Additional Exhibits

                  Owens-Corning Fiberglas Corporation and Subsidiaries Consolidated Financial Statements as of December 31, 1994 and 1993, together with Auditors' Report:

                       -   Report of Independent Public Accountants

                       -   Summary of Significant Accounting Policies

                       - Consolidated Statement of Income - for the years ended December 31, 1994, 1993, and 1992

                       -   Consolidated Balance Sheet - December 31, 1994
                           and 1993

                       -   Consolidated Statement of Stockholders' Equity
                           - for the years ended December 31, 1994, 1993, and 1992

                       - Notes to Consolidated Financial Statements - Notes 1 through 22